Exhibit 99.2
United Parcel Service, Inc.
Selected Financial Data - Third Quarter
(unaudited)

	Three Months Ended
	September 30
	2022	2021	Change	% Change
(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$15,374	$14,208	$1,166	8.2%
International Package	4,799	4,720	79	1.7%
Supply Chain Solutions	3,988	4,256	(268)	(6.3)%
Total revenue	24,161	23,184	977	4.2%

Operating expenses:
U.S. Domestic Package	13,708	12,801	907	7.1%
International Package	3,802	3,669	133	3.6%
Supply Chain Solutions	3,538	3,818	(280)	(7.3)%
Total operating expenses	21,048	20,288	760	3.7%

Operating profit:
U.S. Domestic Package	1,666	1,407	259	18.4%
International Package	997	1,051	(54)	(5.1)%
Supply Chain Solutions	450	438	12	2.7%
Total operating profit	3,113	2,896	217	7.5%

Other income (expense):
Other pension income (expense)	297	285	12	4.2%
Investment income (expense) and other	36	(11)	47	N/M
Interest expense	(177)	(177)	—	0.0%
Total other income (expense)	156	97	59	60.8%

Income before income taxes	3,269	2,993	276	9.2%

Income tax expense	685	664	21	3.2%

Net income	$2,584	$2,329	$255	10.9%

Net income as a percentage of revenue	10.7%	10.0%

Per share amounts:
Basic earnings per share	$2.97	$2.66	$0.31	11.7%
Diluted earnings per share	$2.96	$2.65	$0.31	11.7%

Weighted-average shares outstanding:
Basic	870	875	(5)	(0.6)%
Diluted	872	879	(7)	(0.8)%

As Adjusted Income Data (1):
Operating profit:
U.S. Domestic Package	$1,686	$1,414	$272	19.2%
International Package	1,004	1,108	(104)	(9.4)%
Supply Chain Solutions	459	448	11	2.5%
Total operating profit	3,149	2,970	179	6.0%

Total other income (expense)	$156	$97	$59	60.8%
Income before income taxes	$3,305	$3,067	$238	7.8%
Net income	$2,611	$2,383	$228	9.6%

Basic earnings per share	$3.00	$2.72	$0.28	10.3%
Diluted earnings per share	$2.99	$2.71	$0.28	10.3%

(1) See Non-GAAP schedules for reconciliation of adjustments.

.
Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Selected Operating Data - Third Quarter
(unaudited)

	Three Months Ended
	September 30
	2022	2021	Change	% Change

Revenue (in millions):
U.S. Domestic Package:
Next Day Air	$2,673	$2,415	$258	10.7%
Deferred	1,311	1,304	7	0.5%
Ground	11,390	10,489	901	8.6%
Total U.S. Domestic Package	15,374	14,208	1,166	8.2%
International Package:
Domestic	785	852	(67)	(7.9)%
Export	3,747	3,641	106	2.9%
Cargo and Other	267	227	40	17.6%
Total International Package	4,799	4,720	79	1.7%
Supply Chain Solutions:
Forwarding	2,162	2,625	(463)	(17.6)%
Logistics	1,302	1,158	144	12.4%
Other	524	473	51	10.8%
Total Supply Chain Solutions	3,988	4,256	(268)	(6.3)%
Consolidated	$24,161	$23,184	$977	4.2%

Consolidated volume (in millions)	1,466	1,497	(31)	(2.1)%

Operating weekdays	64	64	—	0.0%

Average Daily Package Volume (in thousands):
U.S. Domestic Package:
Next Day Air	1,932	1,949	(17)	(0.9)%
Deferred	1,341	1,501	(160)	(10.7)%
Ground	16,266	16,385	(119)	(0.7)%
Total U.S. Domestic Package	19,539	19,835	(296)	(1.5)%
International Package:
Domestic	1,677	1,851	(174)	(9.4)%
Export	1,684	1,695	(11)	(0.6)%
Total International Package	3,361	3,546	(185)	(5.2)%
Consolidated	22,900	23,381	(481)	(2.1)%

Average Revenue Per Piece:
U.S. Domestic Package:
Next Day Air	$21.62	$19.36	$2.26	11.7%
Deferred	15.28	13.57	1.71	12.6%
Ground	10.94	10.00	0.94	9.4%
Total U.S. Domestic Package	12.29	11.19	1.10	9.8%
International Package:
Domestic	7.31	7.19	0.12	1.7%
Export	34.77	33.56	1.21	3.6%
Total International Package	21.07	19.80	1.27	6.4%
Consolidated	$13.58	$12.50	$1.08	8.6%

Certain prior year amounts have been reclassified to conform to the current year presentation

United Parcel Service, Inc.
Detail of Operating Expenses - Third Quarter
(unaudited)

	Three Months Ended
	September 30
	2022	2021	Change	% Change
(in millions)
Compensation and benefits	$11,506	$11,148	$358	3.2%
Repairs and maintenance	639	619	20	3.2%
Depreciation and amortization	774	738	36	4.9%
Purchased transportation	4,173	4,638	(465)	(10.0)%
Fuel	1,530	950	580	61.1%
Other occupancy	427	384	43	11.2%
Other expenses	1,999	1,811	188	10.4%
Total operating expenses	$21,048	$20,288	$760	3.7%

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Selected Financial Data - Year to Date
(unaudited)

	Nine Months Ended
	September 30
	2022	2021	Change	% Change
(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$45,957	$42,620	$3,337	7.8%
International Package	14,748	14,144	604	4.3%
Supply Chain Solutions(1)	12,600	12,752	(152)	(1.2)%
Total revenue	73,305	69,516	3,789	5.5%

Operating expenses:
U.S. Domestic Package	40,800	38,287	2,513	6.6%
International Package	11,442	10,824	618	5.7%
Supply Chain Solutions(1)	11,164	11,486	(322)	(2.8)%
Total operating expenses	63,406	60,597	2,809	4.6%

Operating profit:
U.S. Domestic Package	5,157	4,333	824	19.0%
International Package	3,306	3,320	(14)	(0.4)%
Supply Chain Solutions(1)	1,436	1,266	170	13.4%
Total operating profit	9,899	8,919	980	11.0%

Other income (expense):
Other pension income (expense)	926	4,190	(3,264)	(77.9)%
Investment income (expense) and other	55	45	10	22.2%
Interest expense	(522)	(521)	(1)	0.2%
Total other income (expense)	459	3,714	(3,255)	(87.6)%

Income before income taxes	10,358	12,633	(2,275)	(18.0)%

Income tax expense	2,263	2,836	(573)	(20.2)%

Net income	$8,095	$9,797	$(1,702)	(17.4)%

Net income as a percentage of revenue	11.0%	14.1%

Per share amounts:
Basic earnings per share	$9.27	$11.21	$(1.94)	(17.3)%
Diluted earnings per share	$9.24	$11.16	$(1.92)	(17.2)%

Weighted-average shares outstanding:
Basic	873	874	(1)	(0.1)%
Diluted	876	878	(2)	(0.2)%

As Adjusted Income Data (2):
Operating profit:
U.S. Domestic Package	$5,246	$4,552	$694	15.2%
International Package	3,328	3,389	(61)	(1.8)%
Supply Chain Solutions(1)	1,457	1,251	206	16.5%
Total operating profit	10,031	9,192	839	9.1%

Total other income (expense)	$426	$424	$2	0.5%
Income before income taxes	$10,457	$9,616	$841	8.7%
Net income	$8,172	$7,500	$672	9.0%

Basic earnings per share	$9.36	$8.58	$0.78	9.1%
Diluted earnings per share	$9.33	$8.54	$0.79	9.3%

(1) The divestiture of UPS Freight was completed on April 30, 2021.
(2) See Non-GAAP schedules for reconciliation of adjustments.

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Selected Operating Data - Year to Date
(unaudited)

	Nine Months Ended
	September 30
	2022	2021	Change	% Change

Revenue (in millions):
U.S. Domestic Package:
Next Day Air	$7,923	$7,202	$721	10.0%
Deferred	4,123	3,877	246	6.3%
Ground	33,911	31,541	2,370	7.5%
Total U.S. Domestic Package	45,957	42,620	3,337	7.8%
International Package:
Domestic	2,465	2,716	(251)	(9.2)%
Export	11,501	10,808	693	6.4%
Cargo and Other	782	620	162	26.1%
Total International Package	14,748	14,144	604	4.3%
Supply Chain Solutions(1):
Forwarding	7,140	7,006	134	1.9%
Logistics	3,843	3,424	419	12.2%
Freight	—	1,064	(1,064)	(100.0)%
Other	1,617	1,258	359	28.5%
Total Supply Chain Solutions	12,600	12,752	(152)	(1.2)%
Consolidated	$73,305	$69,516	$3,789	5.5%

Consolidated volume (in millions)	4,432	4,569	(137)	(3.0)%

Operating weekdays	192	191	1	0.5%

Average Daily Package Volume (in thousands):
U.S. Domestic Package:
Next Day Air	1,929	2,010	(81)	(4.0)%
Deferred	1,417	1,532	(115)	(7.5)%
Ground	16,309	16,689	(380)	(2.3)%
Total U.S. Domestic Package	19,655	20,231	(576)	(2.8)%
International Package:
Domestic	1,729	1,943	(214)	(11.0)%
Export	1,699	1,746	(47)	(2.7)%
Total International Package	3,428	3,689	(261)	(7.1)%
Consolidated	23,083	23,920	(837)	(3.5)%

Average Revenue Per Piece:
U.S. Domestic Package:
Next Day Air	$21.39	$18.76	$2.63	14.0%
Deferred	15.15	13.25	1.90	14.3%
Ground	10.83	9.89	0.94	9.5%
Total U.S. Domestic Package	12.18	11.03	1.15	10.4%
International Package:
Domestic	7.43	7.32	0.11	1.5%
Export	35.26	32.41	2.85	8.8%
Total International Package	21.22	19.19	2.03	10.6%
Consolidated	$13.52	$12.29	$1.23	10.0%
(1) The divestiture of UPS Freight was completed on April 30, 2021.

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Detail of Operating Expenses - Year to Date
(unaudited)

	Nine Months Ended
	September 30
	2022	2021	Change	% Change
(in millions)
Compensation and benefits	$34,480	$33,958	$522	1.5%
Repairs and maintenance	1,908	1,837	71	3.9%
Depreciation and amortization	2,300	2,199	101	4.6%
Purchased transportation	13,158	13,327	(169)	(1.3)%
Fuel	4,447	2,672	1,775	66.4%
Other occupancy	1,338	1,252	86	6.9%
Other expenses	5,775	5,352	423	7.9%
Total operating expenses	$63,406	$60,597	$2,809	4.6%

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Consolidated Balance Sheets
September 30, 2022 (unaudited) and December 31, 2021

	September 30, 2022	December 31, 2021
(amounts in millions)

ASSETS
Current Assets:
Cash and cash equivalents	$11,045	$10,255
Marketable securities	331	338
Accounts receivable	11,118	12,669
Less: Allowance for credit losses	(143)	(128)
Accounts receivable, net	10,975	12,541
Other current assets	2,247	1,800
Total Current Assets	24,598	24,934
Property, Plant and Equipment, Net	33,625	33,475
Operating Lease Right-Of-Use Assets	3,417	3,562
Goodwill	3,624	3,692
Intangible Assets, Net	2,439	2,486
Investments and Restricted Cash	20	26
Deferred Income Tax Assets	143	176
Other Non-Current Assets	1,678	1,054
Total Assets	$69,544	$69,405

LIABILITIES AND SHAREOWNERS' EQUITY
Current Liabilities:
Current maturities of long-term debt, commercial paper and finance leases	$2,581	$2,131
Current maturities of operating leases	560	580
Accounts payable	6,731	7,523
Accrued wage and withholdings	3,643	3,819
Self-insurance reserves	1,081	1,048
Accrued group welfare and retirement plan contributions	1,006	1,038
Hedge margin liabilities	1,031	260
Other current liabilities	1,046	1,170
Total Current Liabilities	17,679	17,569
Long-Term Debt and Finance Leases	17,769	19,784
Non-Current Operating Leases	2,960	3,033
Pension and Postretirement Benefit Obligations	6,747	8,047
Deferred Income Tax Liabilities	3,761	3,125
Other Non-Current Liabilities	3,640	3,578

Shareowners' Equity:
Class A common stock	2	2
Class B common stock	7	7
Additional paid-in capital	—	1,343
Retained earnings	20,177	16,179
Accumulated other comprehensive loss	(3,218)	(3,278)
Deferred compensation obligations	12	16
Less: Treasury stock	(12)	(16)
Total Equity for Controlling Interests	16,968	14,253
Noncontrolling interests	20	16
Total Shareowners' Equity	16,988	14,269
Total Liabilities and Shareowners' Equity	$69,544	$69,405

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Statements of Consolidated Cash Flows
(unaudited)

(amounts in millions)	Nine Months Ended
	September 30
	2022	2021
Cash Flows From Operating Activities:
Net income	$8,095	$9,797
Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	2,300	2,199
Pension and postretirement benefit (income) expense	666	(2,656)
Pension and postretirement benefit contributions	(2,106)	(331)
Self-insurance reserves	182	122
Deferred tax (benefit) expense	466	1,271
Stock compensation expense	850	700
Other (gains) losses	(25)	33
Changes in assets and liabilities, net of effects of business acquisitions:
Accounts receivable	1,022	(21)
Other assets	(98)	256
Accounts payable	(952)	20
Accrued wages and withholdings	(59)	306
Other liabilities	481	65
Other operating activities	(50)	—
Net cash from operating activities	10,772	11,761

Cash Flows From Investing Activities:
Capital expenditures	(2,278)	(2,570)
Proceeds from disposal of businesses, property, plant and equipment	12	870
Purchases of marketable securities	(195)	(197)
Sales and maturities of marketable securities	193	257
Net change in finance receivables	23	28
Cash paid for business acquisitions, net of cash and cash equivalents acquired	(106)	(12)
Other investing activities	(57)	24
Net cash used in investing activities	(2,408)	(1,600)

Cash Flows From Financing Activities:
Net change in short-term debt	—	—
Proceeds from long-term borrowings	—	—
Repayments of long-term borrowings	(1,124)	(2,613)
Purchases of common stock	(2,194)	(500)
Issuances of common stock	198	196
Dividends	(3,842)	(2,578)
Other financing activities	(513)	(361)
Net cash used in financing activities	(7,475)	(5,856)

Effect of Exchange Rate Changes on Cash, Cash Equivalents and Restricted Cash	(99)	(3)

Net Increase (Decrease) in Cash, Cash Equivalents and Restricted Cash	790	4,302

Cash, Cash Equivalents and Restricted Cash:
Beginning of period	10,255	5,910
End of period	$11,045	$10,212

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Reconciliation of Free Cash Flow (Non-GAAP measure)
(unaudited)

(amounts in millions)	Nine Months Ended
	September 30
	2022	2021
Cash flows from operating activities	$10,772	$11,761
Capital expenditures	(2,278)	(2,570)
Proceeds from disposals of property, plant and equipment	12	22
Net change in finance receivables	23	28
Other investing activities	(57)	24
Free Cash Flow (Non-GAAP measure)	$8,472	$9,265

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Reconciliation of Adjusted Debt to Adjusted EBITDA (Non-GAAP measure)
(unaudited)

(amounts in millions)	TTM(1) Ended	TTM(1) Ended
	September 30, 2022	September 30, 2021
Net Income	$11,188	$6,450
Add back:
Income tax expense	3,132	1,895
Interest expense	695	696
Depreciation and amortization	3,054	2,911
EBITDA	18,069	11,952
Add back (deduct):
Transformation and other	193	1,106
Defined benefit plan (gains) and losses	(15)	3,194
Investment income and other	(1,210)	(1,279)
Adjusted EBITDA	$17,037	$14,973

Debt and finance leases, including current maturities	$20,350	$22,106
Add back:
Non-current pension and postretirement benefit obligations	6,747	7,672
Adjusted total debt	$27,097	$29,778

Adjusted total debt/adjusted EBITDA	1.59	1.99

(1) Trailing twelve months

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Reconciliation of Adjusted Return on Invested Capital (Non-GAAP measure)
(unaudited)

(amounts in millions)	TTM(1) Ended	TTM(1) Ended
	September 30, 2022	September 30, 2021
Net Income	$11,188	$6,450
Add back (deduct):
Income tax expense	3,132	1,895
Interest expense	695	696
Other pension (income) expense	(1,193)	1,967
Investment (income) expense and other	(32)	(52)
Operating profit	13,790	10,956
Transformation and other	$193	$1,106
Adjusted operating profit	$13,983	$12,062

Average debt and finance leases, including current maturities	$21,228	$23,912
Average non-current pension and postretirement benefit obligations	7,210	8,651
Average shareowners' equity	14,523	8,832
Average Invested Capital	$42,961	$41,395

Net income to average invested capital	26.0%	15.6%

Adjusted Return on Invested Capital	32.5%	29.1%

(1) Trailing twelve months

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Reconciliation of GAAP and As Adjusted Income Statement Data
(unaudited)

	Three Months Ended September 30,
(in millions, except per share data)	2022			2021
	As Reported (GAAP)	Transformation & Other Adj.(1)	As Adjusted (Non-GAAP)	As Reported (GAAP)	Transformation & Other Adj.(2)	As Adjusted (Non-GAAP)	% Change As Rep. (GAAP)	% Change As Adj. (Non-GAAP)

U.S. Domestic Package	$13,708	20	$13,688	$12,801	$7	$12,794	7.1%	7.0%
International Package	3,802	7	3,795	3,669	57	3,612	3.6%	5.1%
Supply Chain Solutions	3,538	9	3,529	3,818	10	3,808	(7.3)%	(7.3)%
Operating expense	21,048	36	21,012	20,288	74	20,214	3.7%	3.9%

U.S. Domestic Package	$1,666	20	$1,686	$1,407	$7	$1,414	18.4%	19.2%
International Package	997	7	1,004	1,051	57	1,108	(5.1)%	(9.4)%
Supply Chain Solutions	450	9	459	438	10	448	2.7%	2.5%
Operating Profit	3,113	36	3,149	2,896	74	2,970	7.5%	6.0%
Other Income and (Expense):
Other pension income (expense)	297	—	297	285	—	285	4.2%	4.2%
Investment income (expense) and other	36	—	36	(11)	—	(11)	N/M	N/M
Interest expense	(177)	—	(177)	(177)	—	(177)	0.0%	0.0%
Total Other Income (Expense)	$156	$—	$156	$97	$—	$97	60.8%	60.8%
Income Before Income Taxes	3,269	36	3,305	2,993	74	3,067	9.2%	7.8%
Income Tax Expense	685	9	694	664	20	684	3.2%	1.5%
Net Income	$2,584	$27	$2,611	$2,329	$54	$2,383	10.9%	9.6%

Basic Earnings Per Share	$2.97	$0.03	$3.00	$2.66	$0.06	$2.72	11.7%	10.3%

Diluted Earnings Per Share	$2.96	$0.03	$2.99	$2.65	$0.06	$2.71	11.7%	10.3%

Weighted-average shares outstanding:
Basic	870			875
Diluted	872			879

(1) Transformation & Other of $36 million reflects other employee benefits costs of $15 million and other costs of $21 million.
(2) Transformation & Other of $74 million reflects other employee benefits costs of $33 million and other costs of $41 million.

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Reconciliation of GAAP and As Adjusted Income Statement Data
(unaudited)

	Nine Months Ended September 30,
(in millions, except per share data)	2022				2021
	As Reported (GAAP)	Pension Adj.(1)	Transformation & Other Adj.(2)	As Adjusted (Non-GAAP)	As Reported (GAAP)	Pension Adj.(3)	Transformation & Other Adj.(4)	As Adjusted (Non-GAAP)	% Change As Rep. (GAAP)	% Change As Adj. (Non-GAAP)

U.S. Domestic Package	$40,800	$—	89	$40,711	$38,287	$—	$219	$38,068	6.6%	6.9%
International Package	11,442	—	22	11,420	10,824	—	69	10,755	5.7%	6.2%
Supply Chain Solutions(5)	11,164	—	21	11,143	11,486	—	(15)	11,501	(2.8)%	(3.1)%
Operating expense	63,406	—	132	63,274	60,597	—	273	60,324	4.6%	4.9%

U.S. Domestic Package	$5,157	$—	89	$5,246	$4,333	$—	$219	$4,552	19.0%	15.2%
International Package	3,306	—	22	3,328	3,320	—	69	3,389	(0.4)%	(1.8)%
Supply Chain Solutions(5)	1,436	—	21	1,457	1,266	—	(15)	1,251	13.4%	16.5%
Operating Profit	9,899	—	132	10,031	8,919	—	273	9,192	11.0%	9.1%
Other Income and (Expense):
Other pension income (expense)	926	(33)	—	893	4,190	(3,290)	—	900	(77.9)%	(0.8)%
Investment income (expense) and other	55	—	—	55	45	—	—	45	22.2%	22.2%
Interest expense	(522)	—	—	(522)	(521)	—	—	(521)	0.2%	0.2%
Total Other Income (Expense)	$459	$(33)	$—	$426	$3,714	$(3,290)	$—	$424	(87.6)%	0.5%
Income Before Income Taxes	10,358	(33)	132	10,457	12,633	(3,290)	273	9,616	(18.0)%	8.7%
Income Tax Expense	2,263	(9)	31	2,285	2,836	(788)	68	2,116	(20.2)%	8.0%
Net Income	$8,095	$(24)	$101	$8,172	$9,797	$(2,502)	$205	$7,500	(17.4)%	9.0%

Basic Earnings Per Share	$9.27	$(0.03)	$0.12	$9.36	$11.21	$(2.86)	$0.23	$8.58	(17.3)%	9.1%

Diluted Earnings Per Share	$9.24	$(0.03)	$0.12	$9.33	$11.16	$(2.85)	$0.23	$8.54	(17.2)%	9.3%

Weighted-average shares outstanding:
Basic	873				874
Diluted	876				878

(1) Represents the impact of curtailment of benefits effective December 31, 2023, for the Canada LTD Retirement Plan.
(2) Transformation & Other of $132 million reflects other employee benefits costs of $71 million and other costs of $61 million.
(3) Represents a mark-to-market gain recognized outside of a 10% corridor for the UPS IBT Pension Plan
(4) Transformation & Other of $273 million reflects a gain on the divestiture of UPS Freight of $101 million, net of a previously-recognized valuation allowance of $66 million, other employee benefits costs of $164 million and other costs of $144 million.
(5) The divestiture of UPS Freight was completed on April 30, 2021.

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Supplemental Analysis of Currency - Third Quarter
(unaudited)

Reconciliation of Currency Neutral Revenue Per Piece, Revenue and As Adjusted Operating Profit

	GAAP				Non-GAAP
	Three Months Ended				Currency
(in millions, except per piece data)	September 30				Neutral
	2022	2021	% Change	Currency	2022 (1)	% Change
Average Revenue Per Piece:
International Package:
Domestic	$7.31	$7.19	1.7%	$1.08	$8.39	16.7%
Export	34.77	33.56	3.6%	1.96	36.73	9.4%
Total International Package	$21.07	$19.80	6.4%	$1.52	$22.59	14.1%

Consolidated	$13.58	$12.50	8.6%	$0.23	$13.81	10.5%

	Three Months Ended				Currency
	September 30				Neutral
	2022	2021	% Change	Currency	2022 (1)	% Change
Revenue (in millions):
U.S. Domestic Package	$15,374	$14,208	8.2%	$—	$15,374	8.2%
International Package	4,799	4,720	1.7%	335	5,134	8.8%
Supply Chain Solutions	3,988	4,256	(6.3)%	92	4,080	(4.1)%
Total revenue	$24,161	$23,184	4.2%	$427	$24,588	6.1%

	Three Months Ended				Currency
	September 30				Neutral
	2022	2021	% Change	Currency	2022 (1)	% Change
As Adjusted Operating Profit (in millions)(2):
U.S. Domestic Package	$1,686	$1,414	19.2%	$—	$1,686	19.2%
International Package	1,004	1,108	(9.4)%	82	1,086	(2.0)%
Supply Chain Solutions	459	448	2.5%	(7)	452	0.9%
Total operating profit	$3,149	$2,970	6.0%	$75	$3,224	8.6%

(1) Amounts adjusted for period over period foreign currency exchange rate and hedging differences
(2) Amounts adjusted for transformation & other

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Supplemental Analysis of Currency - Year to Date
(unaudited)

Reconciliation of Currency Neutral Revenue Per Piece, Revenue and As Adjusted Operating Profit

	GAAP				Non-GAAP
	Nine Months Ended				Currency
(in millions, except per piece data)	September 30				Neutral
	2022	2021	% Change	Currency	2022 (1)	% Change
Average Revenue Per Piece:
International Package:
Domestic	$7.43	$7.32	1.5%	$0.78	$8.21	12.2%
Export	35.26	32.41	8.8%	1.41	36.67	13.1%
Total International Package	$21.22	$19.19	10.6%	$1.10	$22.32	16.3%

Consolidated	$13.52	$12.29	10.0%	$0.16	$13.68	11.3%

	Nine Months Ended				Currency
	September 30				Neutral
	2022	2021	% Change	Currency	2022 (1)	% Change
Revenue (in millions):
U.S. Domestic Package	$45,957	$42,620	7.8%	$—	$45,957	7.8%
International Package	14,748	14,144	4.3%	739	15,487	9.5%
Supply Chain Solutions(2)	12,600	12,752	(1.2)%	191	12,791	0.3%
Total revenue	$73,305	$69,516	5.5%	$930	$74,235	6.8%

	Nine Months Ended				Currency
	September 30				Neutral
	2022	2021	% Change	Currency	2022 (1)	% Change
As Adjusted Operating Profit (in millions)(3):
U.S. Domestic Package	$5,246	$4,552	15.2%	$—	$5,246	15.2%
International Package	3,328	3,389	(1.8)%	170	3,498	3.2%
Supply Chain Solutions(2)	1,457	1,251	16.5%	(25)	1,432	14.5%
Total operating profit	$10,031	$9,192	9.1%	$145	$10,176	10.7%

(1) Amounts adjusted for period over period foreign currency exchange rate and hedging differences
(2) The divestiture of UPS Freight was completed on April 30, 2021.
(3) Amounts adjusted for transformation & other

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Aircraft Fleet - As of September 30, 2022
(unaudited)

Description	Owned and Finance Leases	Operating Leases & Charters from Others	On Order	Under Option
Operating:
Boeing 757-200	75	—	—	—
Boeing 767-300	72	—	27	—
Boeing 767-300BCF	5	—	—	—
Boeing 767-300BDSF	4	—	—	—
Airbus A300-600	52	—	—	—
Boeing MD-11	42	—	—	—
Boeing 747-400F	11	—	—	—
Boeing 747-400BCF	2	—	—	—
Boeing 747-8F	28	—	—	2
Other	—	293	—	—
Total	291	293	27	2

Certain prior year amounts have been reclassified to conform to the current year presentation.